                                                                      Exhibit 23
                                                                      ----------



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Amendment No. 4 to the Tice Technology, Inc. registration statement on Form S-1 (No. 333-11591) of our reports dated May 30, 1997 and June 13, 1997, on our audits of the financial statements of Tice Technology, Inc. and Tice Engineering and Sales, Inc., respectively. We also consent to the reference of our firm under the caption "Experts" and "Selected Financial Data."


                                             COOPERS & LYBRAND L.L.P.


Knoxville, Tennessee
July 15, 1997

                                                                      Exhibit 23
                                                                      ----------

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                    ---------------------------------------


     We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our report dated April 22, 1997 relating to certain financial statements of Tice Engineering and Sales, Inc. in Amendment No. 4 to Form S-1 filed on behalf of Tice Technology, Inc. for the registration of 2,984,717 Common Shares and 1,000,000 Common Stock Purchase Warrants of Tice Technology, Inc. under the Securities Act of 1933.




Dated: July 9, 1997                          Boring & Goins, P.C.


                                                    By: /s/ Roger L. Goins
                                                        --------------------

                                                    Title: /s/ CPA
                                                           -----------------

                                                                      Exhibit 23
                                                                      ----------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the reference of our firm under the caption "Experts" in this Amendment No. 4 to the Tice Technology, Inc. registration statement on Form S-1 (No. 333-11591).

                                       /s/

                                       Norman Jones Enlow & Co.
                                       Certified Public Accountants

Dublin, Ohio
July 10, 1997